Other equity instruments and own shares	12 Months Ended
Dec. 31, 2017
Other equity instruments and own shares
Other equity instruments and own shares

34.   Other equity instruments and own shares

a)Other equity instruments

Other equity instruments includes the equity component of compound financial instruments, the increase in equity due to personnel remuneration, and other items not recognized in other “Shareholders’ equity” items.

On September 8, 2017, Banco Santander issued contingent redeemable perpetual bonds (the “Fidelity Bonds”) amounting to €981 million nominal value -€686 million fair value- (See Note 1.h).

b)Own shares

Shareholders’ equity - Own shares includes the amount of own equity instruments held by all the Group entities.

Transactions involving own equity instruments, including their issuance and cancellation, are recognized directly in equity, and no profit or loss may be recognized on these transactions. The costs of any transaction involving own equity instruments are deducted directly from equity, net of any related tax effect.

On October 21, 2013 and October 23, 2014 the Bank’s Board of Directors amended the regulation of its treasury share policy in order to take into account the criteria recommended by the CNMV, establishing limits on average daily purchase trading and time limits. Also, a maximum price per share was set for purchase orders and a minimum price per share for sale orders.

The Bank’s shares owned by the consolidated companies accounted for 0.024% of issued share capital at December 31, 2017 (December 31, 2016: 0.010%; December 31, 2015: 0.279%).

The average purchase price of the Bank’s shares in 2017 was €5.48 per share and the average selling price was €5.63 per share.

The effect on equity, net of tax, arising from the purchase and sale of Bank shares was a €26 million of benefit in 2017 (2016: €15 million; 2015: €16 million).